                                                                   Exhibit 10.24

                                 THIS MORTGAGE
                                 -------------

  MADE THIS   18th   day of November    , 1994, is between Mortgagors, WRN
            --------        ------------
PROPERTIES, INC., a Pennsylvania corporation with offices at P.O. Box 366, Route 309 North, Drums, Luzerne County, Pennsylvania, 18707 (called "Mortgagor"), and Mortgagee, FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF HAZLETON, organized and existing under the laws of the United States of America with offices at 12 East Broad Street, Hazleton, Pennsylvania, 18201 (called "Bank").

  In consideration for and to secure payment and performance to Bank by Mortgagor (if more than one person, jointly or severally obligated to Bank and called "Mortgagor") of a loan in the amount of Two Hundred Seventy-five Thousand and no/100 ($275,000.00) Dollars evidenced by a Note of even date, plus interest and costs as provided therein (and/or any modification, refinancing, extension or renewal thereof and any other promissory notes or other agreements which may be substituted therefor, any or all of which are hereinafter called the "Note"), and of all of the Obligations (as defined hereinafter), Mortgagor does hereby grant, bargain, sell, convey and mortgage unto Bank, to have and to hold, to and for the use and behoof of Bank, its successors and assigns, forever, a first lien on all that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, and located at P.O. Box 366, Route 309 North, Drums, Luzerne County, Pennsylvania, described in greater detail on "Exhibit A", appended to and made a part of this Mortgage, and called the "Premises."

  TOGETHER with all and singular the present and future buildings, additions and improvements thereon, including all alleys, passageways, rights, liberties, privileges, hereditaments and appurtenances, and the reversions, remainders, rents, issues and profits thereof, now or hereafter accruing, attached to or in any way pertaining to the Premises, and any fixtures attached thereto.

  THIS MORTGAGE IS MADE subject to the following terms and conditions:

  A.   OBLIGATIONS
  As used in this Mortgage, "Obligations" means any or all of the following liabilities and obligations:

  (1) the liabilities and obligations of Eastern Environmental Services, Inc. to Bank arising out of the Note and the Loan Commitment of Bank dated October 28, 1994 to Borrower, accepted by Eastern Environmental Services, Inc. on October 28, 1994;

  (2) all other existing and future liabilities and obligations of Eastern Environmental Services, Inc. to Bank, whether absolute or contingent, direct or indirect, of any nature whatsoever and arising from this or any other transaction, under an agreement between it and Bank of even date;

  (3) performance by Eastern Environmental Services, Inc. of all warranties, representations, covenants and agreements set forth in the Note and in other documents evidencing the liabilities and obligations specified in Sections A.(1) and A.(2) above;

  (4) performance by WRN Properties, Inc. of all warranties, representations, covenants and agreements set forth in this Mortgage;

  (5) the cost of curing any Event of Default or performing any warranty, representation, covenant or agreement which Bank elects to cure or perform; and

  (6) the reasonable cost incurred by Bank to enforce any of the aforesaid obligations of Eastern Environmental Services, Inc.

  REFERENCE IS MADE TO A HYPOTHECATION AGREEMENT OF MORTGAGOR THIS DATE AUTHORIZING THE PLEDGE OF THE PREMISES DESCRIBED HEREIN AS SECURITY FOR BANK'S LOAN TO EASTERN ENVIRONMENTAL SERVICES, INC.

  B.   WARRANTIES, REPRESENTATIONS, COVENANTS AND AGREEMENTS
  Until the Obligations are paid and performed in full, Mortgagor warrants, represents, covenants and agrees to all of the following:

  1. PAYMENTS: All payments on the Note will be made when and where due, including payments due on demand, if the Note is payable on demand, or by acceleration of maturity upon default, and all Obligations will promptly be paid and performed in full in accordance with their terms.

  2. TITLE: Mortgagor has fee simple title to the Premises and the right to mortgage the Premises, and Mortgagor will defend said title against any person claiming any right in the Premises prior to or superior to the lien of this Mortgage.

  3. INSURANCE: Mortgagor will maintain insurance on the Premises of such kinds, in such amounts, with such companies and with such mortgagee loss-payable clauses as are satisfactory to Bank and, at Bank's request, will deposit evidence of such policies including paid receipts with Bank. Mortgagor shall not engage in or permit any lessee of all or part of the Premises to engage in any activity on the Premises which, if resulting in any loss or damage to the Premises, would not be covered by such insurance. Mortgagor shall notify Bank of any loss of damage to the Premises and promptly submit to such insurers a proof or proofs of loss. Mortgagor appoints Bank as Mortgagor's attorney-in-fact, in Mortgagor's or Bank's name, to file such proof or proofs of loss, if Mortgagor fails or refuses to do so, and to endorse Mortgagor's name to any check, draft or other instrument received in payment or settlement of insurance claims. Mortgagor directs the insurers to mail or deliver all checks, drafts or other instruments in payment or settlement of insurance claims directly to Bank. The proceeds of any such insurance shall be applied to the repair of the Premises or to reduce the outstanding balance of the Obligations, at Bank's sole election.

  4. TAXES: Mortgagor will pay when due all taxes, assessments and governmental charges, and all other charges of any kind which are levied upon Mortgagor or the Premises at any time and which, if unpaid, would result in a lien or other security interest in the Premises superior to that of Bank, and will deliver to Bank upon request all receipts evidencing payment therefor. Mortgagor will not claim a credit under the Note or this Mortgage for such payments.

  5. CONDITION AND REPAIR: Mortgagor will maintain the Premises in good repair, order and condition and will not commit nor permit any strip, waste, nuisance, impairment or deterioration of the Premises, will not remove from the Premises any fixtures, appliances, machinery or equipment of any nature covered by the lien of this Mortgage, will not bring nor permit any lessee of the Premises to bring any hazardous substances onto the Premises, for storage, manufacturing, processing or other purposes, and will comply with all laws regarding the use and possession of the Premises. Bank's representatives may inspect the Premises at any reasonable time or times. Mortgagor represents that, except as specifically noted on an addendum to this Mortgage, there are no hazardous substances now on the Premises. For purposes of this Mortgage, "hazardous substance" shall mean any manufactured, processed or distilled substance which does not occur naturally on the Premises and which, if released into the environment, could or would pose a real and substantial threat to the public health and welfare.

  6. TRANSFERS: Mortgagor will not materially improve or alter the Premises, nor sell, assign or transfer the Premises or any portion thereof, voluntarily or involuntarily, to any other person, nor grant anyone rights therein without the prior written consent of Bank.

  7. LEASES: If the Premises have been or will be leased in whole or in part, Mortgagor hereby assigns to Bank Mortgagor's interest in such leases as additional security for the Note. Mortgagor shall provide Bank with copies of all existing and future leases of all or part of the Premises. Mortgagor will comply with the provisions of such leases, but Mortgagor will not collect more than one (1) month's rent, exclusive of any security deposit for damages to the Premises or nonpayment of rentals, in advance. Unless with the prior written consent of Bank or used in the normal course of lessee's business as specified in the lease, all leases of all or part of the Premises shall specifically prohibit the lessees from bringing hazardous substances onto the Premises, for storage, manufacturing, processing or any other purpose.

  8. CONDEMNATION AND JUDGMENTS: Mortgagor assigns all judgments or awards for damage to the Premises or arising out of condemnation of the Premises, or otherwise, in their entirety to Bank, and Bank may apply the same to the Obligations secured by this Mortgage. Bank is authorized by Mortgagor to institute or defend such actions and to appeal from any such judgments.

  9. ASSIGNMENTS: Mortgagor will not assign the rents, profits or income from the Premises without first obtaining the written consent of the Bank to such assignment, except that in the event of foreclosure, Mortgagor's interest in any insurance policy relating to the Premises shall be and is hereby assigned to the purchaser at such sale.

  10. SUITS: Mortgagor shall not permit any action to enforce any other lien or claim against the Premises prior to the lien of this Mortgage to be commenced and not discontinued and withdrawn within ten (10) days.

  11. RESTRICTIONS: Mortgagor shall comply with all restrictions or governmental regulations affecting the use, title or possession of the Premises, and shall not make use, encumber title or allow possession of the Premises, whereby the same may be forfeited to any person.

  C.   EVENTS OF DEFAULT
  Each of the following shall constitute an "Event of Default" hereunder:
  (1) The failure of Eastern Environmental Services, Inc. to make any payment on the Note as and when due;

  (2) The failure of Eastern Environmental Services, Inc. to pay or perform any of the Obligations as and when due; and

  (3) The breach by Mortgagor of any warranty, representation, covenant or agreement contained herein, or by Eastern Environmental Services, Inc. in the Note, or by Mortgagor in any document or instrument evidencing any of the Obligations.

  (4) The occurrence of any event, circumstance or proceeding that, in the good faith determination of Bank, materially adversely affects the credit or financial condition of Eastern Environmental Services, Inc. or the value of the premises.


  D.   REMEDIES
  Upon the occurrence of any Event of Default or at any time thereafter, Bank may do any or all of the following:

  (1) At its sole discretion, cure the Event of Default and add the costs of such cure to the Principal sum then due on the Note, and charge interest thereon in accordance with the Note from the date of such payment.

  (2) Accelerate and declare immediately due and payable all amounts due under the Note and under all of the Obligations.

  (3) Place this Mortgage or any of the Obligations in the hands of an attorney for collection, or institute an action of mortgage foreclosure against the Premises, or take such other action at law or in equity for the enforcement hereof and of the Obligations as the law may allow and proceed to final judgment and execution thereon for the entire unpaid balance thereof, together with any costs incurred by the Bank in curing any Events of Default, with interest thereon at the rate stipulated in the Note, together with all sums due in accordance with the provisions hereof, and all costs of suit and reasonable attorney's fees, but in no event shall such attorney's fees be less than One Thousand and no/100 ($1,000.00) Dollars.

  (4) Enter into possession of the Premises, with or without legal action, or have a receive appointed to take possession and collect all rents, issues, profits or insurance proceeds therefrom whether due or to become due, all of which Mortgagor hereby expressly assigns to Bank as additional security for the Obligations.

  (5) Lease the Premises and, at any time and from time to time, upon five (5) days' prior written notice to Mortgagor, which Mortgagor acknowledges is sufficient, proper and commercially reasonable, sell or otherwise dispose of the Premises, in whole or in part, at public or private sale, without advertisement or notice of sale, all of which are hereby waived.

  (6) After deducting all costs of collection (including reasonable attorney's fees and administration expenses), apply the net rents, issues, profits and proceeds of sale of the Premises to the payment of taxes, water and sewer rents, insurance premiums and all other charges related to the maintenance, repair, restoration, use and/or sale of the Premises, or on account and in reduction of the Obligations hereby secured, in such order and amounts as Bank, in Bank's sole discretion, may elect, and Mortgagor hereby waives and releases any right to require Bank to collect any of the Obligations from any other collateral under any equitable theory of marshalling of assets or otherwise.

  E.   WAIVER
  Mortgagor hereby waives and releases all benefit and relief from any and all appraisement, stay and exemption laws now in force or hereafter passed, either for the benefit or relief of Mortgagor, or limiting the balance due to a sum not in excess of the amount actually paid by the purchaser of the Premises at a sale thereof in any judicial proceedings upon this Mortgage, or exempting the Premises or any other property, real or personal, or any part of the proceeds of sale thereof, from attachment, levy or sale under execution, or providing for any stay of execution or any process.

  Mortgagor hereby waives any requirement that Bank protect, secure, perfect or ensure any lien or security interest or any property subject thereto to exhaust any right or take any action against any other obligor or any other collateral which directly or indirectly secures the obligations of borrower or Eastern Environmental Services, Inc. under any loan document.

  Mortgagor hereby irrevocably waives its rights, in the event it or Eastern Environmental Services, Inc. files for bankruptcy or if an involuntary bankruptcy is filed against either it or Eastern Environmental Services, Inc., to (i) defend any motion pursuant to which Bank seeks relief from the automatic stay under 11 U.S.C. (S)362 (d).

  F.   CONSENT
  Mortgagor hereby consents: to the extension of the time for payment of the Note, this Mortgage or any Obligations secured hereby or to the release of any party also liable therefor; to the making of any compromise or settlement; to the waiver or failure to enforce any rights against any person or any property; to the release of any other collateral security or any part of the Premises; or to any action which might or could release Mortgagor from liability; and Mortgagor also hereby expressly waives any claims to any such release from liability by reason of any of the foregoing acts, or failures to act, and also by reason of any defects in, or incompleteness of, any foreclosure of this Mortgage or any other action or neglect, excepting only the full payment to Bank of all sums secured to it hereunder.

  G.   NOTICE
  Any notice required to be give to Bank shall be personally served or sent by certified or registered mail, return receipt requested. Such notice shall be effective upon actual receipt by Bank. Any notice required to be given to the Mortgagor may be sent by ordinary first class mail addressed to Mortgagor's last know mailing address as shown on Bank's books and records and shall be deemed received as of the next business day after mailing.

  H.   RELEASE
  Bank may release any part of the Premises without creating any rights in favor of any subsequent lienor, and also without affecting the liability of any person for the payment of any of the Obligations secured hereby or the lien of this Mortgage upon the remainder of the Premises for the full amount of the Obligations then remaining unpaid.

  BUT ALWAYS PROVIDED, nevertheless, that if this Mortgage and the Obligations hereby secured are paid in full in the manner provided in the Note and in the Obligations, then this Mortgage and the estate hereby granted shall cease and determine and become void, anything herein to the contrary notwithstanding.

  The rights and remedies of Bank as provided herein or in the Obligations shall be cumulative and concurrent, and may be pursued singly, successively, or together against Mortgagor, Mortgagor and the Premises, at the sole discretion of Bank, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same. The words "Mortgagor" and "Bank" shall be deemed and construed to include their respective successors and assigns. This Mortgage shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania. The unenforceability or invalidity of any provision of this Mortgage shall not render any other provisions unenforceable or invalid.

  MORTGAGOR HAS DULY EXECUTED THIS MORTGAGE under seal the day and year first mentioned above.

ATTEST:                                       WRN PROPERTIES, INC.
                                              Mortgagor




/s/ Gregory M. Krzemien                       BY: /s/ William C. Skuba
-----------------------                           ----------------------(SEAL)
                                                        President

                                ACKNOWLEDGEMENT

COMMONWEALTH OF PENNSYLVANIA     :
                                 :  ss
COUNTY OF LUZERNE                :

  On this, the 18 day of November, 1994, before me, a Notary Public, the undersigned officer, personally appeared William C. Skuba, who acknowledged himself to be the President of WRN Properties, Inc., a corporation, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as President.

  WITNESS my hand and official seal the day and year aforesaid.



(SEAL)                                    /s/ Gwen A. Blakeslee
                                          ---------------------
                                          Notary Public

My Commission expires:





  The precise address of the within named Mortgagee is:
P.O. Box 950, 12 East Broad Street, Hazleton, Pennsylvania, 18201


                                        /s/ Frank Wengen, Vice-President
                                        --------------------------------
                                        Attorney for Mortgagee

ALL that certain piece, parcel or tract of land situate in the Township of Butler, County of Luzerne and Commonwealth of Pennsylvania, bounded and described as follows, to wit:

BEGINNING at a point, the northwest corner of the parcel herein described, said point being located South 0 degrees, 16 minutes East, 100 feet from the southeast corner of the intersection of U.S. Route 309 and T349, said point also being corner of lands of Highway Equipment and Supply Company, and said point also being located on the easterly side of U.S. Highway Route 309;

THENCE along lands of Highway Equipment and Supply Company, the following 2 courses and distances:

North 82 degrees, 2 minutes East, 159.71 feet to a point;

South 1 degree, 0 minutes, 31 seconds East, 175.38 feet to a point, said point being corner of lands of Highway Equipment and Supply Company;

THENCE along lands of Bernard Kushmider, North 89 degrees, 7 minutes, 10 seconds West, 160.57 feet to a point on the easterly side of U.S. Route 309;

THENCE along the easterly side of U.S. Route 309, North 0 degrees, 16 minutes West, 150.75 feet to a point, the place of BEGINNING.

CONTAINING 0.59 acres.

All as set forth on a map of same dated April 30, 1985, prepared by Schumacher Engineering, Inc. The above description was also prepared by William J. Schumacher, Jr., P.E.

BEING the same premises sold and conveyed to the Borrower herein WRN Properties, Inc. by Deed of Harold B. Benjamin and Lorraine E. Benjamin, his wife, dated March 1, 1987 and recorded in the Office of the Recorder of Deeds in and for Luzerne County on April 7, 1987 in Deed Book 2227 at Page 163

The PIN number is:  Q853-001-005

                                     NOTE
                                     ----



AMOUNT: $275,000.00                             DATE:     November 18     , 1994
                                                          ----------------


                                                          Hazleton, Pennsylvania

   FOR VALUE RECEIVED, EASTERN ENVIRONMENTAL SERVICES, INC. ("Borrower"), a business corporation with principal place of business at Route 309 North, Drums, PA 18222, promise to pay to the order of FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF HAZLETON ("Lender"), a corporation organized and existing under the laws of the United States of America, at its principal place of business and address of 12 East Broad Street, Hazleton, Pennsylvania, 18201, or at such other place as Lender may from time to time designate in writing, the principal sum of Two Hundred Seventy-five Thousand and no/100 ($275,000.00) Dollars, together with interest thereon, as follows:

   1.   Interest Rate
        -------------

   Commencing on the date of this Note, interest on the outstanding principal balance shall accrue at nine and one-quarter (9.25%) per cent for the first thirty-six (36) months. Thereafter, the interest rate will be adjusted on the third (3rd) anniversary date of the Loan Closing ("Adjustment Dates"), to a fixed rate equal to Lender's national prime rate, plus one and one-half (1.50%) per cent per annum. Lender's "national prime rate" is a changing rate used by Lender from time to time as a reference base with respect to different interest rates charged to Borrowers. Interest shall be computed at the daily rate basis of one-three hundred sixty-fifth (1/365th) of the annual rate per day.

   2.   Payment of Principal and Interest
        ---------------------------------

   Commencing on the   18th day of December, 1994, and continuing on that day of
                     ------
each month thereafter for a period of sixty (60) months (each such date being hereinafter called "payment date"), Borrower shall pay to Lender installments or principal and interest in the amount of Three Thousand Five Hundred Twenty and 90/100 ($3,520.90) Dollars.

   If not sooner declared due and payable, the entire unpaid balance of principal and all accrued interest due under this Note shall be due and payable
on November   18th, 1999.
            ------

   At the option of Lender, Borrower shall pay to Lender installments of principal and interest in strict accordance with a monthly amortization schedule established by Lender on the thirty-sixth (36th) month of a total amortization period of sixty (60) months based upon the outstanding principal balance as of that change date, so that the principal balance will be paid in sixty (60) monthly installments from December 18th , 1994.
                                   ------

   All installments of principal and interest shall be applied first to escrow payments, late charges, if any; interest then due, and principal.

   3.   Late Charges
        ------------

   If any payment of interest due under this Note, or any other sum due to Lender under any loan document incidental to this transaction is not paid within fifteen (15) calendar days after the date it is due, Borrower shall pay to Lender, immediately upon the expiration of the said period after the due date, without notice or demand, a late charge equal to five (5) per cent of the amount overdue in order to defray part of the additional expense incurred by Lender in connection with the delinquency in collection of the overdue amount. Provisions for such late charge shall not be construed to permit Borrower to make any payment after its due date, obligate Lender to accept any overdue installment or affect Lender's rights and remedies for Borrower's default under this Note. The amount of any such late charge not paid promptly shall be deemed outstanding and payable pursuant to this Note and secured by the Mortgage (defined hereafter).

   4.   Prepayments
        -----------

   The Borrower shall have the full right to prepay the principal and interest owing hereunder in full at any time or to prepay any portion of principal before the same shall fall due without penalty. The acceptance of any such prepayment, when there is an event of default in existence hereunder or under the loan documents, shall not constitute a waiver, release or accord and satisfaction thereof or of any rights with respect thereto by Lender. Partial prepayment of the principal made by Borrower shall not postpone the next payment of interest falling due or the due date of the entire principal and all accrued interest have been paid.

   5.   Security For Note
        -----------------

   This Note and the due performance by Borrower of all of its obligations hereunder, is secured by a first lien Mortgage on property presently owned by WRN Properties, Inc. more particularly described in Luzerne County Deed Book 2227 at Page 163, situate at Route 309 North, Drums, Butler Township, Luzerne County, Pennsylvania, 18222. Reference is hereby made to a commitment letter dated October 28, 1994, accepted by Borrower on October 28, 1994.

   This Note, the Commitment Letter and the Mortgage are sometimes referred to individually as a "Loan Document" and collectively as the "Loan Documents." Any collateral securing any of Borrowers' obligations under any of the Loan Documents is referred to collectively as the "Collateral."

   6.   Events of Default
        -----------------

   In addition to any other event referred to in the Loan Documents, the occurrence of which constitutes an Event of Default, the occurrences of any one or more of the following shall constitute Events of Default under this Note:

   (a) a failure to pay any installment of principal and/or interest or any other sum due under this Note or any other loan document on or before its due date; and

   (b) a failure to pay the final installment and/or any interest or any other sum due under this Note or the Loan Documents within thirty (30) days after its due date, or a failure to cure any other default which cannot be cured by the payment of money within thirty (30) days after Lender gives notice of such default to Borrower; and

   (c) any representation or warranty contained in this Note, any other loan document or any other writing delivered to Lender in connection with this Note or any affidavit given by or on behalf of Borrower pursuant to any provision of this Note or any other loan document is breached or is found to be materially incorrect or untrue;

   (d) any attachment or seizure of or execution against any of the mortgaged property by any person or entity;

   (e) any default which could, in the absence of the immediate exercise by Lender of a right or remedy, result in irreparable harm to Lender, impairment of this Note or any Collateral for this Note or damage to or loss of the Collateral for this Note;

   (f) the occurrence of any Event of Default as defined in any other loan document; or

   (g) Borrower makes an assignment for the benefit of creditors or a composition with creditors or is unable to admit in writing its inability to pay debts as they mature, or files a Petition in Bankruptcy, or is adjudicated insolvent or bankrupt, or petitions or applies to any tribunal for the appointment of any receiver, liquidator, or trustee of or for it or any substantial part of its properties or assets, or commences any proceeding relating to it under receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or there is commenced against Borrower any such proceeding which shall remain undismissed for a period of sixty (60) days or an Order, judgement or decree approving the Petition in any such receiving is entered; or by any act or failure to act indicating its consent to or approval of, or acquiescence in, any such proceeding or in the appointment of any receiver, liquidator or trustee of or for it or any substantial part of its properties or assets, or allow any such appointment to continue undischarged or unstayed for a period of sixty (60) days;

   (h) if any controlling interest in the Borrower or WRN Properties, Inc. greater than ten (10%) per cent should be sold or otherwise transferred, directly or indirectly, to any person or entity other than William C. Skuba, without Lender's prior written approval;

   (i) if any of the Collateral should be sold or otherwise transferred at voluntary or judicial sale, or in the event legal or equitable title becomes vested by assignment in any one other than WRN Properties, Inc., without Lender's prior written approval, or if any part thereof should be so transferred, other than as expressly provided in any of the Loan Documents;

   (j) Borrower or WRN Properties, Inc. allows any inferior lien to be filed against any of the Collateral; and

   (k) if any of the collateral should be leased or otherwise occupied by any person or entity in whole or in part other than Borrower without the prior written approval of Lender.

   8.   Remedies
        --------
   At any time after occurrence of an Event of Default, Lender may, at Lender's option and without notice or demand, do any one or more of the following:

   (a) without declaring the unpaid principal balance to be due, collect all interest and all other sums due under this Note or any other loan documents from time to time, by any action provided in this Note or any other loan document or provided at law or in equity;

   (b) declare the entire unpaid balance of this Note, together with interest accrued thereon and all other sums due from Borrower under this Note or any other loan document to be due and payable immediately; and/or

   (c)  take possession of the Collateral of WRN Properties, Inc.; and

   (d) exercise any other right or remedy as may be provided in this Note or any other loan document or provided at law or in equity.

   Payment of all or any part of the indebtedness may be recovered at any time by one or more of the foregoing remedies.

   Whether or note the entire unpaid principal balance is declared to be due, the interest rate on the unpaid balance shall continue to be subject to interest rate changes as set forth in Paragraph 1 hereof, until the date on which all defaults are cured or the entire unpaid principal balance and all other sums due under this Note or any other loan document (collectively, the "Indebtedness") are actually received by the Lender. Upon the entry of any judgement, interest shall accrue at said rate (that is, with increases as set forth in Paragraph 1 hereof) in the judgment amount from the date of judgment until actual receipt of the entire indebtedness by Lender, including any period after a Sheriff's Sale of the Collateral.

   9.   Costs and Attorney's Commission
        -------------------------------

   In any action under this Note or any other loan document, Lender may recover the following:

   (a) all costs of suit and other expenses in connection with the action, including the cost of any title search and attorneys' fees, paid or incurred by Lender; and

   (b) an attorney's commission for collection of not less than ten (10%) per cent of the indebtedness, which attorney's commission shall be payable to Lender.

   10.  Remedies Cumulative
        -------------------

   The rights and remedies provided to Lender in this Note and other loan documents, including all warrants of attorney, (a) are not exclusive and are in addition to any other rights and remedies Lender may have at law or in equity,
(b) shall be cumulative and concurrent, (c) may be pursued singly, successively or together against Borrower, any of the Collateral, and/or any other security at the sole discretion of Lender, and (d) may be exercised as often as occasion therefor shall arise. The failure to exercise or delay in exercising any such right or remedy shall not be construed as a waiver or release thereof.

   11.  Borrower's Waivers
        ------------------

   Borrower hereby waives and releases Lender and its attorneys from all errors, defects, and imperfections in any proceeding instituted or maintained by Lender under this Note or any other loan document. Borrower hereby, to the extent not prohibited by law, waives all benefit of any and all present and future statutes of limitations and moratorium laws and any and all present and future laws which
(a) exempt all or any part of the mortgaged property, or any other real or personal property or any part of the proceeds of any sale or any such property from attachment, levy foreclosure or sale under execution, (b) provide for any stay of execution, marshalling of assets, exemption from civil process, redemption, extension of time for payment, or valuation or appraisement of all or any part of the mortgaged property, or any other real or personal property, or (c) conflict with any provision of this Note or any other loan document. Borrower agrees that the Collateral and any other real or personal property, may be sold to satisfy any judgement entered under this Note or any other loan document in whole or in part and in any order as may be desired by Lender.

   Borrower: (a) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices (not expressly provided for in this Note) in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; (b) agrees that the liability of each of them shall be unconditional without regard to the liability of any other part and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender at any time; (c) consents to any and all indulgences, extensions of time, renewals, waivers or modifications granted or consented to by Lender at any time; (d) consents to the release of all or any part of or interest in the mortgaged property, with or without substitution; and
(e) agrees that additional makers, endorser, guarantors or sureties may become parties to this Note or any other loan documents without notice to them or affecting their liability under this Note or any other loan document.

   As a separate inducement to Lender to enter into this loan transaction, and upon Lender's reliance hereon, Borrower hereby irrevocably waives its rights, in the event it files for bankruptcy or if an involuntary bankruptcy is filed against it, to defend any motion pursuant to which Lender seeks relief from the automatic stay under 11 U.S.C. (S)362 (d).

   12.  Lender's Waivers
        ----------------

   Lender shall not be deemed, by any act or omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender. Such a written waiver signed by Lender shall waive Lender's rights and remedies only to the extent specifically stated in such written waiver. A waiver as to one or more particular events or defaults shall not be construed as continuing or as a bar to or waiver of any right or remedy as to another or subsequent event or default.

   13.  Miscellaneous
        -------------
   (a) No Joint Venture.  Lender shall not be construed for any purpose to be a
       -----------------
partner, joint venturer or associate of Borrower or of any lessee, operator, concessionaire or licensee of Borrower or of any of the mortgaged property by reason of this Note or any of the loan documents.

   (b) Time of Essence.  Time is of the essence of each and every provision
       ----------------
requiring payment or performance of an obligation by Borrower.

   (c) Successors and Assigns.  The words "Lender" and "Borrower" shall include
       -----------------------
the respective distributees, successors and assigns of Lender and Borrower, respectively. The provisions of this Note shall bind and inure to the benefit of Lender and Borrower and their respective distributees, successors and assigns. This provision shall not be construed to allow any transfer which would otherwise be prohibited under the terms hereof.

   (d) Amendment of Note.  This Note may be modified, amended, discharged or
       ------------------
waived only by an agreement in writing signed by the party against whom enforcement of any such modification, amendment, discharge or waiver is sought.

   (e) Governing Law.  This Note shall be governed by and construed according to
       --------------
the laws of the Commonwealth of Pennsylvania.

   (f) Notice.  All notices, requests, demands and other communications given
       -------
pursuant to any provision of this Note shall be given in writing by United States certified mail with return receipt requested and postage prepaid, addressed to the party for which it is intended at the address of that party first stated above or such other address of which that party shall have given notice in the manner provided herein. Notice shall be deemed to have been given when the notice is deposited in the mail.

   14.  Confession of Judgment
        ----------------------

   Borrower hereby irrevocably authorizes and empowers any attorney or attorneys or the Prothonotary or Clerk of Courts of record in the Commonwealth of Pennsylvania or in any other jurisdiction which permits the entry of judgment by confession, to appear for Borrower in such Court in an appropriate action there brought or to be brought against Borrower, at the suit of Lender on this Note, with or without complaint or declaration filed as of any term or time, and therein to CONFESS OR ENTER JUDGMENT against Borrower for all sums due by Borrower to Lender under this Note and the loan documents (with or without acceleration of maturity), including all costs, attorneys' fees and attorneys' commission. For so doing this Note or a copy hereof verified by affidavit shall be sufficient warrant. The authority to confess judgment granted herein shall not be exhausted by any exercise thereof but may be exercised from time to time and at any time as of any term and or any amount authorized herein. Borrower expressly authorizes the entry of repeated judgment under this paragraph notwithstanding any prior entry of judgments in the same or any other Court for the same obligation or any part thereof.

   BORROWER ACKNOWLEDGES THAT THE FULL LEGAL SIGNIFICANCE OF THE CONFESSION OF JUDGMENT CLAUSE CONTAINED ABOVE HAS BEEN CAREFULLY EXAMINED BY BORROWER, AND BORROWER DOES HEREBY ACKNOWLEDGE THAT BORROWER HAS SIGNED THIS NOTE KNOWINGLY, VOLUNTARILY, AND UNDERSTANDINGLY, AND WITH KNOWLEDGE THAT, LENDER MAY CAUSE JUDGMENT TO BE CONFESSED AGAINST BORROWER WITH OR WITHOUT DEFAULT, AND UPON ANY DEFAULT IN THE OBLIGATIONS OF BORROWER, MAY CAUSE EXECUTION TO ISSUE AND AS THE RESULT, THERE MAY BE A JUDICIAL SALE OF REAL, PERSONAL OR MIXED PROPERTY BELONGING TO BORROWER OR WRN PROPERTIES, INC. BORROWER HAS ACCESS TO LEGAL COUNSEL AND WAIVES ANY RIGHTS TO HAVE A MORE DETAILED EXPLANATION OF BORROWER'S LEGAL RIGHTS UNDER THIS NOTE AND OF THE EFFECT OF THE CONFESSION OF JUDGEMENT CLAUSE.

   IN WITNESS WHEREOF, Borrower has executed this Note under seal the day and year first written above.



ATTEST:                                   EASTERN ENVIRONMENTAL SERVICES, INC.




/s/ Gregory M. Krzemien                   /s/ William C. Skuba (SEAL)
-----------------------                   ---------------------------

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